UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

                                                      Network-1 Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

                        445 Park Avenue, Suite 1018, New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 829-5770

                         NA
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁭  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁭  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On May 25, 2011, Network-1 Security Solutions, Inc. (the “Company”) entered into a long-form settlement and license agreement (“Settlement Agreement”) with respect to settlement of its patent litigation against Cisco Systems, Inc. and Cisco Linksys, LLC (“Cisco”) in the United States District Court for the Eastern District of Texas, Tyler Division, for infringement of Network-1’s Remote Power Patent (U.S. Patent No. 6,218,930).  The Company had previously entered into a short form settlement agreement with Cisco in July 2010, as previously reported in the Company’s Current Report on Form 8-K filed on July 20, 2010.  The Settlement Agreement is attached as Exhibit 10.1 hereto.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number                                Description

10.1*
Settlement and License Agreement among the Company, Corey M. Horowitz, CMH Capital Management Corp. and Cisco Systems, Inc. and Cisco Consumer Products, LLC.  Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

* Attached hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 SECURITY SOLUTIONS, INC.

Dated: June 1, 2011	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman & Chief Executive Officer

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